UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
(Amendment No. 2)

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 19, 2022 (August 12, 2022)

L.B. Foster Company
(Exact name of registrant as specified in its charter)

Pennsylvania		000-10436	25-1324733
(State or other jurisdiction of incorporation)		(Commission File Number)	(I.R.S. Employer Identification No.)

415 Holiday Drive, Suite 100,			15220
Pittsburgh,	Pennsylvania		(Zip Code)
(Address of principal executive offices)

(412) 928-3400
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01	FSTR	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As previously announced and reported in the Current Report on Form 8-K (“Original Filing”) filed by L.B. Foster Company (“Company”) on August 12, 2022, and the Current Report on Form 8-K/A Amendment No. 1 ("Amendment No. 1") filed by the Company on August 18, 2022, the Company completed the acquisition of VanHooseCo Precast, LLC (“VanHooseCo”) and amended its credit agreement on August 12, 2022.

This Form 8-K/A, Amendment No. 2, is being filed to amend Item 9.01 of the Original Filing and Item 9.01 of Amendment No. 1. This Amendment No. 2 provides the audited combined historical financial statements as of and for the year ended December 31, 2021 and the unaudited combined interim historical financial statements as of and for the six months ended June 30, 2022 as required by Item 9.01(a) and Item 9.01(b), respectively.

This Amendment No. 2 does not otherwise update, modify, or amend the Original Filing or Amendment No. 1 and should be read in conjunction with the Original Filing or Amendment No. 1.

Forward-Looking Statements
This release may contain “forward-looking” statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. Forward-looking statements provide management's current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Sentences containing words such as “believe,” “intend,” “plan,” “may,” “expect,” “should,” “could,” “anticipate,” “estimate,” “predict,” “project,” or their negatives, or other similar expressions of a future or forward-looking nature generally should be considered forward-looking statements. Forward-looking statements in this earnings release are based on management's current expectations and assumptions about future events that involve inherent risks and uncertainties and may concern, among other things, the Company’s expectations relating to our strategy, goals, projections, and plans regarding our financial position, liquidity, capital resources, and results of operations and decisions regarding our strategic growth initiatives, market position, and product development. While the Company considers these expectations and assumptions to be reasonable, they are inherently subject to significant business, economic, competitive, regulatory, and other risks and uncertainties, most of which are difficult to predict and many of which are beyond the Company’s control. The Company cautions readers that various factors could cause the actual results of the Company to differ materially from those indicated by forward-looking statements. Accordingly, investors should not place undue reliance on forward-looking statements as a prediction of actual results. Among the factors that could cause the actual results to differ materially from those indicated in the forward-looking statements are risks and uncertainties related to: the COVID-19 pandemic, and any future global health crises, and the related social, regulatory, and economic impacts and the response thereto by the Company, our employees, our customers, and national, state, or local governments; volatility in the prices of oil and natural gas and the related impact on the midstream energy markets, which could result in cost mitigation actions, including shutdowns or furlough periods; a continuation or worsening of the adverse economic conditions in the markets we serve, including possible recession in the markets we serve, whether as a result of the current COVID-19 pandemic, including its impact on labor markets, supply chains, and other inflationary costs, travel and demand for oil and gas, the continued deterioration in the prices for oil and gas, governmental travel restrictions, project delays, and budget shortfalls, or otherwise; volatility in the global capital markets, including interest rate fluctuations, which could adversely affect our ability to access the capital markets on terms that are favorable to us; restrictions on our ability to draw on our credit agreement, including as a result of any future inability to comply with restrictive covenants contained therein; a continuing decrease in freight or transit rail traffic, including as a result of the ongoing COVID-19 pandemic; environmental matters, including any costs associated with any remediation and monitoring of such matters; the risk of doing business in international markets, including compliance with anti-corruption and bribery laws, foreign currency fluctuations and inflation, and trade restrictions or embargoes; our ability to effectuate our strategy, including cost reduction initiatives, and our ability to effectively integrate acquired businesses or to divest businesses, such as the recent disposition of the Piling business and Track Components business, and acquisitions of the Skratch Enterprises Ltd. and Intelligent Video Ltd. businesses and to realize anticipated benefits; costs of and impacts associated with shareholder activism; continued customer restrictions regarding the on-site presence of third party providers due to the COVID-19 pandemic; the timeliness and availability of materials from our major suppliers, including any continuation or worsening of the disruptions in the supply chain experienced as a result of the COVID-19 pandemic, as well as the impact on our access to supplies of customer preferences as to the origin of such supplies, such as customers’ concerns about conflict minerals; labor disputes; cyber-security risks such as data security breaches, malware, ransomware, “hacking,” and identity theft, which could disrupt our business and may result in misuse or misappropriation of confidential or proprietary information, and could result in the disruption or damage to our systems, increased costs and losses, or an adverse effect to our reputation; the continuing effectiveness of our ongoing implementation of an enterprise resource planning system; changes in current accounting estimates and their ultimate outcomes; the adequacy of internal and external sources of funds to meet financing needs, including our ability to negotiate any additional necessary amendments to our credit agreement or the terms of any new credit agreement, and reforms regarding the use of LIBOR as a benchmark for establishing applicable interest rates; the Company’s ability to manage its working capital requirements and indebtedness; domestic and international taxes, including estimates that may impact taxes; domestic and foreign government regulations, including tariffs; economic conditions and regulatory changes caused by the United Kingdom’s exit from the European Union; geopolitical conditions, including the conflict in Ukraine; a lack of state or federal funding for new infrastructure projects; an increase in manufacturing or material costs; the loss of future revenues from current customers; and risks inherent in litigation and the outcome of litigation and product warranty claims. Should one or more of these risks or uncertainties materialize, or should the assumptions underlying the forward-looking statements prove incorrect, actual outcomes could vary materially from those indicated. Significant risks and uncertainties that may affect the operations, performance, and results of the Company’s business and forward-looking statements include, but are not limited to, those set forth under Item 1A, “Risk Factors,” and elsewhere in our Annual Report on Form 10-K for the year ended December 31, 2021, or as updated and/or amended by our other current or periodic filings with the Securities and Exchange Commission.

The forward-looking statements in this release are made as of the date of this release and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future developments, or otherwise, except as required by the federal securities laws.

Item 9.01     Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired.

The required audited combined financial statements of VanHooseCo as of and for the year ended December 31, 2021 are attached hereto as Exhibit 99.2 and are incorporated in their entirety herein by reference.

The required unaudited combined financial statements of VanHooseCo as of June 30, 2022 and for the six months ended June 30, 2022 are attached hereto as Exhibit 99.3 and are incorporated in their entirety herein by reference.

(b)    Pro Forma Financial Information.

The required unaudited pro forma combined balance sheet as of June 30, 2022, and the unaudited pro forma combined statement of operations for the six months ended June 30, 2022 and for the year ended December 31, 2021 are attached hereto as Exhibit 99.4 and are incorporated in its entirety herein by reference.

(d)    Exhibits

See Exhibit Index below.

Exhibit Index

Exhibit Number	Description

2.1
Asset Purchase Agreement dated August 12, 2022 between VanHooseCo Precast, LLC and CXT Incorporated is incorporated herein by reference to that Current Report on Form 8-K/A, filed on August 18, 2022. Exhibits to the Agreement identified in the Table of Contents to the Agreement and the following schedules are not being filed but will be furnished supplementally to the Securities and Exchange Commission upon request:
Schedule 2.01(a) Related Party Receivables
Schedule 2.01(c) Assigned Contracts
Schedule 2.01(h) Prepaids
Schedule 2.02(d) Excluded Contracts
Schedule 2.02(i) Excluded Assets
Schedule 2.06(a)(i) Current Assets; Current Liabilities; GAAP Modifications and Limitations
Schedule 3.02(a)(x) Assigned Contract Required Consent
Schedule 4.01 Organization and Qualification of Seller
Schedule 4.03 No Conflicts; Consents
Schedule 4.04 Financial Statements
Schedule 4.06 Absence of Certain Changes, Events and Conditions
Schedule 4.07(a) Material Contracts
Schedule 4.08 Title to Purchased Assets
Schedule 4.10(a) Owned Real Property and Principal-Owned Real Property
Schedule 4.10(a)(i) Encumbrances Owned Real Property and Principal-Owned Real Property
Schedule 4.10(a)(ii) Right to Use or Occupy Owned Real Property and Principal-Owned Real Property
Schedule 4.10(b) Leased Real Property
Schedule 4.11(a) Intellectual Property Registrations and Intellectual Property Assets
Schedule 4.11(c) Intellectual Property Licenses
Schedule 4.11(e) Outbound Intellectual Property Licenses
Schedule 4.13 Accounts Receivable
Schedule 4.14(a) Material Customers
Schedule 4.14(b) Material Suppliers
Schedule 4.15(a) Insurance Policies
Schedule 4.15(b) Insurance Claims
Schedule 4.17(b) Permits
Schedule 4.18(b) Environmental Permits
Schedule 4.18(e) Storage Tanks
Schedule 4.18(f) Hazardous Materials Facilities
Schedule 4.19(a) Benefit Plans
Schedule 4.19(f) Post-Employment Benefits
Schedule 4.19(g) Benefit Plan Related Actions
Schedule 4.20(a) Employees, Consultants and Contractors
Schedule 4.22 Brokers (Seller or Principals)
Schedule 5.04 Brokers (Buyer)
Schedule 6.01 Offered Employees

10.1
Second Amendment dated August 12, 2022 to the Fourth Amended and Restated Credit Agreement dated August 13, 2021, between Registrant and PNC Bank, Citizens Bank, N.A., Wells Fargo Bank, National Association, Bank of America, N.A., and BMO Harris Bank, National Association is incorporated herein by reference to that Current Report on Form 8-K/A, filed on August 18, 2022. Exhibits to the Second Amendment are not being filed but will be furnished supplementally to the Securities and Exchange Commission upon request.

*23	Consent of Independent Auditors.

99.1	Press release dated August 12, 2022 is incorporated herein by reference to that Current Report on Form 8-K, filed on August 12, 2022.

*99.2	Audited combined financial statements of Jeff Vanhoose Affiliated Entities and independent auditors’ report, as of and for the year ended December 31, 2021.

*99.3	Unaudited combined consolidated financial statements of Jeff Vanhoose Affiliated Entities as of June 30, 2022 and for the six months ended June 30, 2022.

*99.4	Unaudited pro forma combined financial information.

*104	Cover Page Interactive Data File (formatted as inline XBRL and contained in Exhibit 101)

*Exhibits marked with an asterisk are filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

L.B. FOSTER COMPANY
(Registrant)

Date:	October 19, 2022	/s/ William M. Thalman
William M. Thalman
Senior Vice President and
Chief Financial Officer